Harris Bretall Sullivan & Smith Growth Equity Fund

                       Supplement Dated September 4, 1997
                       To Prospectus Dated August 1, 1997


         To All Investors:

         Harris Bretall Sullivan & Smith, Inc., Manager of the Fund, has agreed to affiliate with Value Asset Management, Inc. ("VAM"), a holding company that invests in privately owned asset management firms. The affiliation is subject to the usual conditions, including approval by Fund shareholders and the Board of Trustees of new advisory agreements with the Manager under its new VAM affiliation. Key officers and portfolio managers of the Manager will continue their responsibilities and ownership roles, and there are no changes anticipated in the investment approach of the Fund as a result of the affiliation. A proxy statement describing the affiliation and seeking shareholder approval will be sent to all shareholders in October.